                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              January 20, 1995
                                                           ---------------------



                              BUFFTON CORPORATION
                        -------------------------------
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                        -------------------------------
                (State or other jurisdiction of incorporation)



     1-9822                                              75-1732794
- - - -----------------------                     ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



             226 Bailey Avenue, Suite 101, Fort Worth, Texas 76107
             -----------------------------------------------------
          (Address of principal executive offices including zip code)



      Registrant's telephone number, including area code  (817) 332-4761
                                                          --------------

                              BUFFTON CORPORATION


                                     INDEX
                                     -----

                                                                        Page No.
                                                                        --------
Item 2.      Acquisition or Disposition of Assets..................        3

Item 5.      Other Events..........................................        4

Item 7.      Financial Statements and Exhibits.....................        5

Signature    ......................................................        6

                              BUFFTON CORPORATION
                              -------------------


Item 2. - Acquisition or Disposition of Assets

Effective December 31, 1994, Flo Control, Inc., a Delaware corporation ("Seller"), a subsidiary of Buffton Corporation (the "Company"), sold substantially all of the operating assets and certain operating liabilities to
F. C. Acquisition, Inc., a California corporation ("Buyer"). The purchase price for the assets was $3,100,000 in cash, plus the assumption of certain liabilities. In connection with the sale Seller, sold its undivided ninety-five percent (95%) joint venture interest in Florida Realty Joint Venture, a Florida general partnership, to F.L.C. Property Acquisition, Inc., an affiliate of the Buyer. The Joint Venture interests consisted of real estate and improvements situated in Broward County, Pompano Beach, Florida. The purchase price was $150,000 and assumption of Sellers obligations under the Joint Venture Agreement of Florida Realty Joint Venture, consisting primarily of a real estate mortgage.

The operating assets sold consisted of trade accounts receivable, inventory, machinery, equipment, furniture and fixtures, and all intellectual property and proprietary information. Liabilities assumed by the Buyer consisted of trade accounts payable and other accrued liabilities in the ordinary course of business. The assets and liabilities related to the manufacture of polyvinyl chloride pipe (PVC) fittings.

In a separate transaction, effective December 31, 1994, Seller sold its Secondary Containment Assets to Patrick Hopkins and Flo-Safe Systems, Inc., a Wisconsin Corporation. The Seller received a $500,000 note in payment for the assets transferred. The note bears interest at eight percent (8%) per annum and is secured by the assets transferred and a personal guarantee from a third party individual. Principal payments of $50,000 plus accrued interest will be paid semi-annually beginning June 30, 1995 and extending through December 31, 1999.

The sole stockholder of the Buyer is a Director of the Company. Prior to the sale, there were no other material relationships between the Buyer and the Company, its affiliates or any other director of the Company, or any associate of any such officer or directors.

                              BUFFTON CORPORATION
                              -------------------


Item 5. - Other Events

In conjunction with the disposition of the assets of Flo Control, Inc. , the Company paid approximately $2,400,000 of the proceeds to Congress Financial Corporation, its lender, to reduce its debt. The financing agreement with Congress Financial Corporation was amended to reduce the commitment to $2,000,000. The loan provides for interest to be paid monthly at a floating rate of 2-1/2% over the established prime rate (11% at December 31, 1994). Access to the revolving line of credit is based upon various formulas relating to accounts receivable and inventories. The credit commitment is secured by all of the assets of Current Technology, Inc., the $500,000 note from Patrick Hopkins and the guaranty of the Company.

                              BUFFTON CORPORATION
                              -------------------


Item 7. -                Financial Statements and Exhibits

      (a)          Financial Statements                                     Page
                                                                            ----
                   Pro forma Statement of Operations
                   for the year ended September 30, 1994                   F - 1

                   Pro forma Balance Sheet at September 30, 1994           F - 2

                   Notes to Pro forma Financial Statements                 F - 3

      (b) Exhibits

        10 Agreement for Sale of Assets from Flo Control, Inc. dated as of January 20, 1995, by and among Buffton Corporation, a Delaware corporation, Flo Control, Inc., a Delaware corporation, ("Seller") and F.C. Acquisition, Inc., a California corporation ("Buyer").

        10-1 Agreement for Sale of Florida Realty Joint Venture interests from Flo Control, Inc., dated January 20, 1995 by and among Buffton Corporation, a Delaware corporation, Flo Control, Inc., a Delaware corporation, ("Seller") and F.L.C. Property Acquisition, Inc., a California corporation ("Buyer").

        10-2 Agreement for Sale of Secondary Containment Assets from Flo Control, Inc., dated January 20, 1995, by and among Buffton Corporation, a Delaware corporation, Flo Control, Inc., a Delaware corporation ("Seller") and Patrick Hopkins and Flo-Safe Systems, Inc. a Wisconsin corporation ("Buyer").

        10-3 Second Amendment to Accounts Financing Agreement date January 20, 1995 by and among Congress Financial Corporation, Current Technology, Inc., Electro-Mech, Inc., and Flo Control, Inc.

        10-4    Second Amended and Restated Revolving Credit Note

        99 Press Release dated January 23, 1995 announcing the completion by the Company of its disposition of Flo Control's operations.

                              BUFFTON CORPORATION
                              -------------------

                                   SIGNATURE
                                   ---------



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        BUFFTON CORPORATION
                                                        -------------------
                                                        (Registrant)



                                                   BY:  /s/ Robert Korman
                                                        --------------------
                                                        Robert Korman
                                                        Vice President and
                                                        Chief Financial Officer



Date: _________________

                              BUFFTON CORPORATION
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (NOTE 1)

                                                 Historical          Historical          Adjustments
                                                  Buffton               Flo               (Note 2)         Pro Forma
                                                 ----------          ----------          -----------       ---------
Net revenues                                      $  41,419           $(10,987)          $   20  (a)         $30,452
Gain on sale of certain operating assets              1,050                  -                -                1,050

                                                 ----------           --------           ------              -------
                                                     42,469            (10,987)              20               31,502
                                                 ----------           --------           ------              -------

Costs and expenses:
 Cost of goods sold (exclusive of                    23,219             (6,164)               -               17,055
  depreciation)
 Selling, general & administrative                   14,170             (3,521)               -               10,649
 Depreciation & amortization                          2,086               (884)               -                1,202
 Interest expense                                       902                  -             (561) (a)             341
                                                 ----------           --------           ------              -------

   Total costs and expenses                          40,377            (10,569)            (561)              29,247
                                                 ----------           --------           ------              -------

Income from continuing operations
 before income taxes                                  2,092               (418)             581                2,255

Income taxes                                            184               (146)             203  (b)             241
                                                 ----------           --------           ------              -------

Income from continuing operations                   $ 1,908           $   (272)          $  378              $ 2,014
                                                 ==========           ========           ======              =======

Income from continuing operations
 per average common share                           $  0.37                                                  $  0.39
                                                 ==========                                                  =======

Weighted average common
 shares outstanding                                   5,120                                                    5,120
                                                 ==========                                                  =======



The accompanying notes are an integral part of these pro forma financial statements.

                              BUFFTON CORPORATION
                       UNAUDITED PRO FORMA BALANCE SHEET
                              SEPTEMBER 30, 1994
                                   (NOTE 1)

                                    ASSETS
                                    ------

                                               Historical         Historical      Adjustments
                                                Buffton               Flo           (Note 2)        Pro Forma
                                               ----------         ----------      -----------       ---------
Current Assets:
 Cash & cash equivalents                       $    3,196         $      -          $   607  (a)    $  3,803
 Accounts receivable                                3,541           (1,659)             500  (b)       2,382
 Inventories                                        4,044           (2,989)               -            1,055
 Prepaid assets                                       344              (89)               -              255
                                               ----------         --------          -------         --------

 Total current assets                              11,125           (4,737)           1,107            7,495

Property, plant & equipment, net                    8,082           (5,008)               -            3,074

Patents, net                                        1,818                -                -            1,818
Goodwill, net                                       3,811                -                -            3,811

Other assets, net                                     234             (156)               -               78
                                               ----------         --------          -------         --------
                                               $   25,070         $ (9,901)         $ 1,107         $ 16,276
                                               ==========         ========          =======         ========


                                               LIABILITIES AND SHAREHOLDERS' EQUITY
                                               ------------------------------------

Current Liabilities:
 Current portion of long-term
  debt                                         $      518         $    (28)         $  (333) (a)    $    157
 Accounts payable                                   1,610             (659)            (180) (c)         771
 Accrued liabilities                                1,594             (113)              47  (d)       1,528
 Income taxes                                         254                -                -  (a)         254
                                               ----------         --------          -------         --------

 Total current liabilities                          3,976             (800)            (466)           2,710

Long-term debt                                      5,507           (2,274)          (2,096) (a)       1,137
Deferred income taxes                                 330                -                -              330

Shareholders' equity:
 Common stock                                         264                -                -              264
 Additional paid-in capital                        12,020                -                -           12,020
 Retained earnings                                  2,973           (6,827)           3,669  (a)        (185)
                                               ----------         --------          -------         --------
 Net shareholders' equity                          15,257           (6,827)           3,669           12,099
                                               ----------         --------          -------         --------
                                               $   25,070         $ (9,901)         $ 1,107         $ 16,276
                                               ==========         =========         =======         ========

The accompanying notes are an integral part of these pro forma financial
- - - ------------------------------------------------------------------------
statements.
- - - -----------

                              BUFFTON CORPORATION
                          NOTES TO UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS

Note 1 - Basis of  Presentation
- - - -------------------------------

The Company's historical consolidated statement of income and Flo Control, Inc.'s (Flo) historical statement of operation for the year ended September 30, 1994 serve as the basis for the preparation of the unaudited pro forma statements of operations. The sale of Flo's operations was accounted for as a discontinued operation. The pro forma statement of operations is adjusted to reflect the sale of Flo operations from the beginning of the period. As a result of the sale, the Company recorded a loss from discontinued operation of approximately $3,068,000 which is not included in the pro forma results.

The pro forma balance sheet was prepared from the Company's historical consolidated balance sheet at September 30, 1994 and Flo's assets sold and related liabilities assumed by the Buyer.

Note 2 - Pro Forma Adjustments
- - - ------------------------------

The pro forma adjustments necessary to reflect the unaudited pro forma statements of operations and balance sheet of the Company are discussed below.

Statements of Operations:
- - - ------------------------
     (a) Adjustment to record the reduction in interest expense as a result of applying the proceeds from the sale as a reduction of long-term debt and to reflect an increase in interest income from the $500,000 note.

     (b) Adjustment to provide income taxes on the pro forma impact of reducing interest expense and increasing interest income as if Flo had been sold at the beginning of the period.

Balance Sheet:
- - - -------------
     (a) Adjustment to record proceeds from the sale of Flo simultaneously applied as a reduction of long-term debt.

     (b) Adjustment to record the note receivable from the sale of Flo's Secondary Containment Assets.

     (c) Adjustment to reflect additional payments from the sale proceeds to reduce accounts payable.

     (d) Adjustment to reflect accrual of expenses related to the disposal of assets.

                              BUFFTON CORPORATION
                              -------------------

                                 EXHIBIT INDEX



  EXHIBITS                                                                  PAGE
  --------                                                                  ----

       10 Agreement for Sale of Assets from Flo Control, Inc. dated as of January 20, 1995, by and among Buffton Corporation, a Delaware corporation, Flo Control, Inc., a Delaware corporation, ("Seller") and F.C. Acquisition, Inc., a California corporation ("Buyer").

       10-1 Agreement for Sale of Florida Realty Joint Venture interests from Flo Control, Inc., dated January 20, 1995 by and among Buffton Corporation, a Delaware corporation, Flo Control, Inc., a Delaware corporation, ("Seller") and F.L.C. Property Acquisition, Inc., a California corporation ("Buyer").

       10-2 Agreement for Sale of Secondary Containment Assets from Flo Control, Inc., dated January 20, 1995, by and among Buffton Corporation, a Delaware corporation, Flo Control, Inc., a Delaware corporation ("Seller") and Patrick Hopkins and Flo-Safe Systems, Inc. a Wisconsin corporation ("Buyer").

       10-3 Second Amendment to Accounts Financing Agreement date January 20, 1995 by and among Congress Financial Corporation, Current Technology, Inc., Electro-Mech, Inc., and Flo Control, Inc.

       10-4  Second Amended and Restated Revolving Credit Note

       99 Press Release dated January 23, 1995 announcing the completion by the Company of its disposition of Flo Control's operations.